Stock-Based Compensation	3 Months Ended
Mar. 31, 2012
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 16. Stock-Based Compensation

In accordance with the Company’s 2004 Long-Term Incentive Compensation Plan, during the first quarter of 2012, the Company completed its annual grant of stock options, restricted stock and restricted stock units to executive officers, members of the Board of Directors and certain employees. The Company granted approximately 371,000 stock options that had a weighted average grant date fair value of $18.62 per option. The weighted average exercise price of these options was $55.06. In addition, the Company granted approximately 1,345,000 shares of restricted stock and restricted stock units that had a weighted average grant date fair value of $54.98 per share or unit.

The Company recorded stock-based employee compensation expense, including the impact of reimbursements from third parties, of $18 million and $19 million, in the three months ended March 31, 2012 and 2011, respectively.

As of March 31, 2012, there was approximately $113 million of unrecognized compensation cost, net of estimated forfeitures, including the impact of reimbursements from third parties, which is expected to be recognized over a weighted-average period of 1.89 years on a straight-line basis.